Exhibit 99.77(q)(1)

ITEM 77Q1— Exhibits

(a)(1)	Amendment #93 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY BlackRock Health Sciences Opportunities Portfolio – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(a)(2)	Amendment #94 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY BlackRock Large Cap Growth Portfolio – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(a)(3)	Amendment #95 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY Marsico Growth Portfolio – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(a)(4)	Amendment #96 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY MFS Total Return Portfolio – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(a)(5)	Amendment #97 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY MFS Utilities Portfolio – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(e)(1)	Investment Management Agreement effective November 18, 2014 between Voya Investors Trust and Directed Services LLC (Unified Fee Portfolios) – Filed herein.
(e)(2)	Investment Management Agreement effective November 18, 2014 between Voya Investors Trust and Voya Investments, LLC with regards to Voya Global Perspectives Portfolio – Filed herein.
(e)(3)	Investment Management Agreement effective November 18, 2014 Voya Investors Trust and Directed Services LLC with regards to VY® Clarion Global Real Estate Portfolio – Filed herein.
(e)(4)	Investment Management Agreement effective November 18, 2014 between Voya Investors Trust and Directed Services LLC (Traditional Fee Portfolios) – Filed herein.

(e)(5)	Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and Voya Investment Management Co. LLC – Filed herein.
(e)(6)	Sub-Advisory Agreement effective November 18, 2014 between Voya Investments, LLC and Voya Investment Management Co. LLC with regards to Voya Global Perspectives Portfolio – Filed herein.
(e)(7)	Sub-Advisory Agreement effective November 18, 2014 between Directed Services LLC and Voya Investment Management Co. LLC with regards to the Voya Retirement Portfolios – Filed herein.
(e)(8)	Form of Sub-Advisory Agreement effective November 18, 2014 among Voya Investors Trust, Directed Services LLC, and Columbia Management Investment Advisers, LLC – Filed herein.
(e)(9)	Portfolio Management Agreement effective November 18, 2014 among Voya Investors Trust, Directed Services LLC and Fidelity Management & Research Company – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(e)(10)	Portfolio Management Agreement effective November 18, 2014 among Voya Investors Trust, Directed Services LLC, and Invesco Advisers, Inc. – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(e)(11)	Portfolio Management Agreement effective November 18, 2014, among Voya Investors Trust, Directed Services LLC, and J.P. Morgan Investment Management Inc. – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(e)(12)	Portfolio Management Agreement effective November 18, 2014 among Voya Investors Trust, Directed Services LLC, and Morgan Stanley Investment Management Inc. – Filed herein.
(e)(13)	Form of Sub-Advisory Agreement, dated November 18, 2014, among Voya Investors Trust, Directed Services LLC, and The London Company of Virginia, LLC with respect to Voya Multi-Manager Large Cap Core Portfolio – Filed as an exhibit to Post-Effective Amendment No. 117 to the Registrant’s Registration Statement filed on Form N-1A on February 12, 2015 and incorporated herein by reference.
(e)(14)	Portfolio Management Agreement among Voya Investors Trust, Directed Services LLC, and T. Rowe Price Associates, Inc. – Filed herein.